Exhibit 4.5

JOINDER AGREEMENT TO EXCHANGE AND REGISTRATION RIGHTS AGREEMENT
May 25, 2011

Reference is hereby made to the Exchange and Registration Rights Agreement, dated as of May 25, 2011 (the “Agreement”), by and among CDRT Merger Sub, Inc. (“CDRT”) and the Initial Purchasers named therein concerning the sale by CDRT to the Initial Purchasers of $950.0 million aggregate principal amount of CDRT’s 8.125% Senior Notes due 2019 (the “Securities”).  Unless otherwise defined herein, terms defined in this Joinder Agreement and used herein shall have the meanings given them in the Agreement.

1.             Joinder of the Successor Company.  Emergency Medical Services Corporation, a Delaware corporation (the “Company”), hereby agrees to become bound by the terms, conditions and other provisions of the Agreement with all attendant rights, duties and obligations stated therein, with the same force and effect as if originally named as the “Issuer” therein and as if such party executed the Agreement on the date thereof.

2.             Joinder of the Guarantor.  Each of the guarantors listed on Annex A hereto (collectively, the “Guarantors”), hereby agrees to become bound by the terms, conditions and other provisions of the Agreement with all attendant rights, duties and obligations stated therein, with the same force and effect as if originally named as “Guarantor” therein and as if such party executed the Agreement on the date thereof.

3.             Governing Law. This Joinder Agreement shall be governed by and construed in accordance with the laws of the State of New York.

4.             Counterparts.  This agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

5.             Amendments.  No amendment or waiver of any provision of this Joinder Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

6.             Headings.  The headings in this Joinder Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Joinder Agreement as of the date first written above.

EMERGENCY MEDICAL SERVICES CORPORATION

By:	/s/ William A Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

GUARANTORS:

A1 LEASING, INC.
ABBOTT AMBULANCE, INC.
ADAM TRANSPORTATION SERVICE, INC.
AFFILION, INC.
AIR AMBULANCE SPECIALISTS, INC.
AMBULANCE ACQUISITION, INC.
AMERICAN EMERGENCY PHYSICIANS MANAGEMENT, INC.
AMERICAN INVESTMENT ENTERPRISES, INC.
AMERICAN MEDICAL PATHWAYS, INC.
AMERICAN MEDICAL RESPONSE AMBULANCE SERVICE, INC.
AMERICAN MEDICAL RESPONSE HOLDINGS, INC.
AMERICAN MEDICAL RESPONSE MANAGEMENT, INC.
AMERICAN MEDICAL RESPONSE MID-ATLANTIC, INC.

By:	/s/ William A Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

[SIGNATURE PAGES TO THE JOINDER TO THE EXCHANGE AND REGISTRATION RIGHTS AGREEMENT]

GUARANTORS (cont’d):

AMERICAN MEDICAL RESPONSE NORTHWEST, INC.
AMERICAN MEDICAL RESPONSE OF COLORADO, INC.
AMERICAN MEDICAL RESPONSE OF CONNECTICUT, INCORPORATED
AMERICAN MEDICAL RESPONSE OF GEORGIA, INC.
AMERICAN MEDICAL RESPONSE OF ILLINOIS, INC.
AMERICAN MEDICAL RESPONSE OF INLAND EMPIRE
AMERICAN MEDICAL RESPONSE OF MASSACHUSETTS, INC.
AMERICAN MEDICAL RESPONSE OF NORTH CAROLINA, INC.
AMERICAN MEDICAL RESPONSE OF OKLAHOMA, INC.
AMERICAN MEDICAL RESPONSE OF SOUTH CAROLINA, INC.
AMERICAN MEDICAL RESPONSE OF SOUTHERN CALIFORNIA
AMERICAN MEDICAL RESPONSE OF TENNESSEE, INC.
AMERICAN MEDICAL RESPONSE OF TEXAS, INC.
AMERICAN MEDICAL RESPONSE WEST
AMERICAN MEDICAL RESPONSE, INC.
AMR HOLDCO, INC.
ARIZONA OASIS ACQUISITION, INC.
ASSOCIATED AMBULANCE SERVICE, INC.
ATLANTIC AMBULANCE SERVICES ACQUISITION, INC.
ATLANTIC/KEY WEST AMBULANCE, INC.
ATLANTIC/PALM BEACH AMBULANCE, INC.
BESTPRACTICES, INC.
BLYTHE AMBULANCE SERVICE
BROWARD AMBULANCE, INC.
DESERT VALLEY MEDICAL TRANSPORT, INC.
EHR MANAGEMENT CO.
EMCARE ANESTHESIA PROVIDERS, INC.

By:	/s/ William A Sanger
Name:	William A. Sanger
Title:	Chief Executive Officer

[SIGNATURE PAGES TO THE JOINDER TO THE EXCHANGE AND REGISTRATION RIGHTS AGREEMENT]

GUARANTORS (cont’d):

EMCARE HOLDCO, INC.
EMCARE HOLDINGS INC.
EMCARE OF CALIFORNIA, INC.
EMCARE PHYSICIAN PROVIDERS, INC.
EMCARE PHYSICIAN SERVICES, INC.
EMCARE, INC.
EMERGENCY MEDICINE EDUCATION SYSTEMS, INC.
FIVE COUNTIES AMBULANCE SERVICE, INC.
FLORIDA EMERGENCY PARTNERS, INC.
GOLD COAST AMBULANCE SERVICE
HANK’S ACQUISITION CORP.
HEALTHCARE ADMINISTRATIVE SERVICES, INC.
HEMET VALLEY AMBULANCE SERVICE, INC.
HERREN ENTERPRISES, INC.
HOLIDAY ACQUISITION COMPANY, INC.
INTERNATIONAL LIFE SUPPORT, INC.
KUTZ AMBULANCE SERVICE, INC.
LIFECARE AMBULANCE SERVICE, INC.
LIFEFLEET SOUTHEAST, INC.
MEDEVAC MEDICAL RESPONSE, INC.
MEDEVAC MIDAMERICA, INC.
MEDIC ONE AMBULANCE SERVICES, INC.
MEDIC ONE OF COBB, INC.
MEDI-CAR AMBULANCE SERVICE, INC.
MEDI-CAR SYSTEMS, INC.
MEDICWEST AMBULANCE, INC.
MEDICWEST HOLDINGS, INC.
MEDLIFE EMERGENCY MEDICAL SERVICE, INC.
MERCY AMBULANCE OF EVANSVILLE, INC.
MERCY LIFE CARE
MERCY, INC.
METRO AMBULANCE SERVICE (RURAL), INC.
METRO AMBULANCE SERVICE, INC.
METRO AMBULANCE SERVICES, INC.
METROPOLITAN AMBULANCE SERVICE
MIDWEST AMBULANCE MANAGEMENT COMPANY

By:	/s/ William A Sanger
Name:	William A. Sanger
Title:	Chief Executive Officer

[SIGNATURE PAGES TO THE JOINDER TO THE EXCHANGE AND REGISTRATION RIGHTS AGREEMENT]

GUARANTORS (cont’d):

MOBILE MEDIC AMBULANCE SERVICE, INC.
NEVADA RED ROCK AMBULANCE, INC.
NEVADA RED ROCK HOLDINGS, INC.
PARAMED, INC.
PARK AMBULANCE SERVICE INC.
PHYSICIAN ACCOUNT MANAGEMENT, INC.
PHYSICIANS & SURGEONS AMBULANCE SERVICE, INC.
PROVIDER ACCOUNT MANAGEMENT, INC.
PUCKETT AMBULANCE SERVICE, INC.
RADIOLOGY STAFFING SOLUTIONS, INC.
RADSTAFFING MANAGEMENT SOLUTIONS, INC.
RANDLE EASTERN AMBULANCE SERVICE, INC.
REIMBURSEMENT TECHNOLOGIES, INC.
RIVER MEDICAL INCORPORATED
SEMINOLE COUNTY AMBULANCE, INC.
SPRINGS AMBULANCE SERVICE, INC.
STAT HEALTHCARE, INC.
SUNRISE HANDICAP TRANSPORT CORP.
TEK AMBULANCE, INC.
TIDEWATER AMBULANCE SERVICE, INC.
TROUP COUNTY EMERGENCY MEDICAL SERVICES, INC.
V.I.P. PROFESSIONAL SERVICES, INC.

By:	/s/ William A Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

CLINICAL PARTNERS MANAGEMENT COMPANY, LLC
EMS OFFSHORE MEDICAL SERVICES, LLC
NORTHWOOD ANESTHESIA ASSOCIATES, L.L.C.
SEAWALL ACQUISITION, LLC

By:	/s/ William A Sanger
	Name:	William A. Sanger
	Title:	Manager

[SIGNATURE PAGES TO THE JOINDER TO THE EXCHANGE AND REGISTRATION RIGHTS AGREEMENT]

GUARANTORS (cont’d):

ACCESS 2 CARE, LLC

By:	MISSION CARE SERVICES, LLC, as manager of Access 2 Care, LLC

By:	AMERICAN MEDICAL RESPONSE, INC., as manager of Mission Care Services, LLC

By:	/s/ William A Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

AMR BROCKTON, L.L.C.

By:	AMERICAN MEDICAL RESPONSE OF MASSACHUSETTS, INC., as manager and sole member of AMR Brockton, L.L.C.

By:	/s/ William A Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

AMERICAN MEDICAL RESPONSE DELAWARE VALLEY, LLC

By:	AMERICAN MEDICAL RESPONSE MID- ATLANTIC, INC., as sole member of American Medical Response Delaware Valley, LLC

By:	/s/ William A Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

APEX ACQUISITION LLC

By:	EMCARE, INC., as sole member of Apex Acquisition LLC

By:	/s/ William A Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

[SIGNATURE PAGES TO THE JOINDER TO THE EXCHANGE AND REGISTRATION RIGHTS AGREEMENT]

GUARANTORS (cont’d):

EMS MANAGEMENT LLC

By:	EMCARE HOLDCO, INC., as member of EMS Management LLC

By:	/s/ William A Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

By:	AMR HOLDCO, INC., as member of EMS Management LLC

By:	/s/ William A Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

EVERRAD, LLC

By:	TEMPLETON READINGS, LLC, as sole member of EverRad, LLC

By:	EMCARE, INC., as sole member of Templeton Readings, LLC

By:	/s/ William A Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

MEDASSOCIATES, LLC

By:	EMCARE, INC., as sole member of MedAssociates, LLC

By:	/s/ William A Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

[SIGNATURE PAGES TO THE JOINDER TO THE EXCHANGE AND REGISTRATION RIGHTS AGREEMENT]

GUARANTORS (cont’d):

MISSION CARE OF ILLINOIS, LLC

By:	MISSION CARE SERVICES, LLC, as manager of Mission Care of Illinois, LLC

By:	AMERICAN MEDICAL RESPONSE, INC., as manager of Mission Care Services, LLC

By:	/s/ William A Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

MISSION CARE OF MISSOURI, LLC

By:	MISSION CARE SERVICES, LLC, as manager of Mission Care of Missouri, LLC

By:	AMERICAN MEDICAL RESPONSE, INC., as manager of Mission Care Services, LLC

By:	/s/ William A Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

MISSION CARE SERVICES, LLC

By:	AMERICAN MEDICAL RESPONSE, INC., as manager of Mission Care Services, LLC

By:	/s/ William A Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

[SIGNATURE PAGES TO THE JOINDER TO THE EXCHANGE AND REGISTRATION RIGHTS AGREEMENT]

GUARANTORS (cont’d):

MSO NEWCO, LLC

By:	APEX ACQUISITION LLC, as sole member of MSO Newco, LLC

By:	EMCARE, INC., as sole member of Apex Acquisition LLC

By:	/s/ William A Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

PINNACLE CONSULTANTS MID-ATLANTIC, L.L.C.

By:	APEX ACQUISITION LLC, as sole member of Pinnacle Consultants Mid-Atlantic, L.L.C.

By:	EMCARE, INC., as sole member of Apex Acquisition LLC

By:	/s/ William A Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

PROVIDACARE, L.L.C.

By:	AMERICAN MEDICAL PATHWAYS, INC., as sole member of ProvidaCare, L.L.C.

By:	/s/ William A Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

[SIGNATURE PAGES TO THE JOINDER TO THE EXCHANGE AND REGISTRATION RIGHTS AGREEMENT]

GUARANTORS (cont’d):

REGIONAL EMERGENCY SERVICES, L.P.

By:	FLORIDA EMERGENCY PARTNERS, INC., as general partner of Regional Emergency Services, L.P.

By:	/s/ William A Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

SUN DEVIL ACQUISITION LLC

By:	EMCARE, INC., as sole member of Sun Devil Acquisition LLC

By:	/s/ William A Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

[SIGNATURE PAGES TO THE JOINDER TO THE EXCHANGE AND REGISTRATION RIGHTS AGREEMENT]

GUARANTORS (cont’d):

TEMPLETON READINGS, LLC

By:	EMCARE, INC., as sole member of Templeton Readings, LLC

By:	/s/ William A Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

[SIGNATURE PAGES TO THE JOINDER TO THE EXCHANGE AND REGISTRATION RIGHTS AGREEMENT]

GUARANTORS (cont’d):

EMERGENCY MEDICAL SERVICES L.P.

By:	EMERGENCY MEDICAL SERVICES CORPORATION, as general partner of Emergency Medical Services L.P.

By:	/s/ William A Sanger
	Name:	William A. Sanger
	Title:	Chief Executive Officer

[SIGNATURE PAGES TO THE JOINDER TO THE EXCHANGE AND REGISTRATION RIGHTS AGREEMENT]

GUARANTORS (cont’d):

FOUNTAIN AMBULANCE SERVICE, INC.

By:	/s/ Mark E. Bruning
	Name:	Mark E. Bruning
	Title:	President

[SIGNATURE PAGES TO THE JOINDER TO THE EXCHANGE AND REGISTRATION RIGHTS AGREEMENT]

BARCLAYS CAPITAL INC., as representative of the Initial Purchasers

By:	/s/ John Skrobe
	Name:	John Skrobe
	Title:	Managing Director

[SIGNATURE PAGES TO THE JOINDER TO THE EXCHANGE AND REGISTRATION RIGHTS AGREEMENT]

Annex A

List of Guarantors

1.          A1 Leasing, Inc.

2.          Abbott Ambulance, Inc.

3.          Access 2 Care, LLC

4.          Adam Transportation Service, Inc.

5.          Affilion, Inc.

6.          Air Ambulance Specialists, Inc.

7.          Ambulance Acquisition, Inc.

8.          American Emergency Physicians Management, Inc.

9.          American Investment Enterprises, Inc.

10.        American Medical Pathways, Inc.

11.        American Medical Response Ambulance Service, Inc.

12.        American Medical Response Delaware Valley, LLC

13.        American Medical Response Holdings, Inc.

14.        American Medical Response Management, Inc.

15.        American Medical Response Mid-Atlantic, Inc.

16.        American Medical Response Northwest, Inc.

17.        American Medical Response of Colorado, Inc.

18.        American Medical Response of Connecticut, Incorporated

19.        American Medical Response of Georgia, Inc.

20.        American Medical Response of Illinois, Inc.

21.        American Medical Response of Inland Empire

22.        American Medical Response of Massachusetts, Inc.

23.        American Medical Response of North Carolina, Inc.

24.        American Medical Response of Oklahoma, Inc.

25.        American Medical Response of South Carolina, Inc.

26.        American Medical Response of Southern California

27.        American Medical Response of Tennessee, Inc.

28.        American Medical Response of Texas, Inc.

29.        American Medical Response West

30.        American Medical Response, Inc.

31.        AMR Brockton, L.L.C.

32.        AMR HoldCo, Inc.

33.        Apex Acquisition LLC

34.        Arizona Oasis Acquisition, Inc.

35.        Associated Ambulance Service, Inc.

36.        Atlantic Ambulance Services Acquisition, Inc.

37.        Atlantic/Key West Ambulance, Inc.

38.        Atlantic/Palm Beach Ambulance, Inc.

39.        BestPractices, Inc.

40.        Blythe Ambulance Service

41.        Broward Ambulance, Inc.

42.        Clinical Partners Management Company, LLC

43.        Desert Valley Medical Transport, Inc.

44.        EHR Management Co.

45.        EmCare Anesthesia Providers, Inc.

46.        EmCare HoldCo, Inc.

47.        EmCare Holdings Inc.

48.        EmCare of California, Inc.

49.        EmCare Physician Providers, Inc.

50.        EmCare Physician Services, Inc.

51.        EmCare, Inc.

52.        Emergency Medical Services L.P.

53.        Emergency Medicine Education Systems, Inc.

54.        EMS Management LLC

55.        EMS Offshore Medical Services, LLC

56.        EverRad, LLC

57.        Five Counties Ambulance Service, Inc.

58.        Florida Emergency Partners, Inc.

59.        Fountain Ambulance Service, Inc.

60.        Global Medical Response, Inc.

61.        Gold Coast Ambulance Service

62.        Hank’s Acquisition Corp.

63.        Healthcare Administrative Services, Inc.

64.        Hemet Valley Ambulance Service, Inc.

65.        Herren Enterprises, Inc.

66.        Holiday Acquisition Company, Inc.

67.        International Life Support, Inc.

68.        Kutz Ambulance Service, Inc.

69.        LifeCare Ambulance Service, Inc.

70.        LifeFleet Southeast, Inc.

71.        MedAssociates, LLC

72.        Medevac Medical Response, Inc.

73.        Medevac MidAmerica, Inc.

74.        Medic One Ambulance Services, Inc.

75.        Medic One of Cobb, Inc.

76.        Medi-Car Ambulance Service, Inc.

77.        Medi-Car Systems, Inc.

78.        MedicWest Ambulance, Inc.

79.        MedicWest Holdings, Inc.

80.        MedLife Emergency Medical Service, Inc.

81.        Mercy Ambulance of Evansville, Inc.

82.        Mercy Life Care

83.        Mercy, Inc.

84.        Metro Ambulance Service (Rural), Inc.

85.        Metro Ambulance Service, Inc.

86.        Metro Ambulance Services, Inc.

87.        Metropolitan Ambulance Service

88.        Midwest Ambulance Management Company

89.        Mission Care of Illinois, LLC

90.        Mission Care of Missouri, LLC

91.        Mission Care Services, LLC

92.        Mobile Medic Ambulance Service, Inc.

93.        MSO Newco, LLC

94.        Nevada Red Rock Ambulance, Inc.

95.        Nevada Red Rock Holdings, Inc.

96.        Northwood Anesthesia Associates, L.L.C.

97.        Paramed, Inc.

98.        Park Ambulance Service Inc.

99.        Physician Account Management, Inc.

100.      Physicians & Surgeons Ambulance Service, Inc.

101.      Pinnacle Consultants Mid-Atlantic, L.L.C.

102.      ProvidaCare, L.L.C.

103.      Provider Account Management, Inc.

104.      Puckett Ambulance Service, Inc.

105.      Radiology Staffing Solutions, Inc.

106.      Radstaffing Management Solutions, Inc.

107.      Randle Eastern Ambulance Service, Inc.

108.      Regional Emergency Services, L.P.

109.      Reimbursement Technologies, Inc.

110.      River Medical Incorporated

111.      Seawall Acquisition, LLC

112.      Seminole County Ambulance, Inc.

113.      Springs Ambulance Service, Inc.

114.      STAT Healthcare, Inc.

115.      Sun Devil Acquisition LLC

116.      Sunrise Handicap Transport Corp.

117.      TEK Ambulance, Inc.

118.      Templeton Readings, LLC

119.      Tidewater Ambulance Service, Inc.

120.      Troup County Emergency Medical Services, Inc.

121.      V.I.P. Professional Services, Inc.